UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 7, 2019

 eHealth, Inc.
(Exact Name of Registrant as Specified in its Charter)

2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CALIFORNIA 95054
(Address of principal executive offices) (Zip Code)
(650) 584-2700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CALIFORNIA 95054
(Address of principal executive offices) (Zip Code)
(650) 584-2700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The NASDAQ Stock Market LLC
Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On June 7, 2019, our chief executive officer had the following correspondence with an analyst from Jefferies:

“I appreciated your update note. You are preparing investors for the possibility of stronger performance without hanging mgmnt too far out on the limb. It is our plan to revise guidance upward on the Q2 earnings call. Take a look at the 8-K we release today. That action will support a more ambitious AEP.”

The update note referenced above concerns a note issued by the Jefferies analyst on June 6, 2019 following our participation in a Regulation FD compliant investor conference on that same day. At this conference, as previously disclosed by us in quarterly conference calls and investor conferences, we stated that we have been investing in technology, marketing and sales capacity and resources for implementation and deployment in the second half of the year to capture the seasonal customer and revenue growth opportunities applicable to our core health insurance businesses during the fourth quarter. As part of these plans, the Form 8-K referenced above, which we filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 7, 2019, disclosed our sublease and direct lease of expansion office space in Indianapolis, Indiana on June 3, 2019. At the Jefferies conference, we discussed in a Regulation FD compliant manner factors that could produce upside to our guidance provided on April 25, 2019. We stated our intent to update investors, during our second quarter earnings release and conference call in July 2019, about the status and direction of our plans for the current fiscal year and how those plans may impact our current annual financial guidance.

We currently believe we will revise our guidance for this fiscal year upward, however, the size of the increase is not yet determined and is subject to further planning and review by our Board of Directors. Our guidance decision will be impacted by factors such as our business performance for our fiscal quarter ending June 30, 2019, our expected return on increased expenditures on our sales and marketing initiatives, our ability to increase our call center sales capacity, our expectations for changes in the Medicare Advantage plans offered by our carrier partners, changes in competitive landscape, changes in any government regulations that could impact how consumers can enroll in Medicare Advantage plans, and our assessment of the degree of business risk associated with our investment plans.

This Current Report on Form 8-K is being furnished solely to satisfy the requirements of Regulation FD. We do not intend and assume no obligation to update this information or release similar information in the future.

The information in Item 7.01 of this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act and the Private Securities

Litigation Reform Act of 1995. These forward-looking statements include statements regarding our investment plans and financial outlook for the fiscal year ending December 31, 2019 and any impact of our investments in technology, marketing and sales capacity resources may have on such guidance, the seasonal customer and revenue growth opportunities applicable to our core health insurance businesses, our current plans to update our investment plans and financial guidance. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, our business performance for our fiscal quarter ending June 30, 2019, our expected return on increased expenditures on our sales and marketing initiatives, our ability to increase our call center sales capacity, our expectations for changes in the Medicare Advantage plans offered by our carrier partners, changes in competitive landscape, changes in any government regulations that could impact how consumers can enroll in Medicare Advantage plans, and our assessment of the degree of business risk associated with our investment plans and those risks and uncertainties included under the caption “Risk Factors” and elsewhere in our filings with the SEC, including, without limitation, the Annual Report on Form 10-K filed with the SEC on March 14, 2019 and the Quarterly Report on Form 10-Q filed with the SEC on May 7, 2019. All information provided in this Item 7.01 is as of the date hereof, and we undertake no duty to update this information unless required by law.

The information in Item 7.01 of this Current Report on Form 8-K is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Except as shall be expressly set forth by specific reference in such filing, the information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2019		eHealth, Inc.
	By:	/s/ Scott Giesler
Scott Giesler
Senior Vice President, General Counsel and Secretary